Exhibit 99.1

SENMIAO TECHNOLOGY LIMITED APPOINTS NEW CFO

CHENGDU, China, Sept. 19, 2018/ PRNewswire/ -- Senmiao Technology Limited (“Senmiao” or the “Company”) (NASDAQ: AIHS), an online lending platform in China connecting investors with individual and small-to-medium-sized enterprise borrowers, today announced the appointment of Ms. Xiaoyuan Zhang as Chief Financial Officer and Treasurer of Senmiao, effective September 17, 2018. Ms. Zhang replaces Ms. Rong Zhu who resigned from her positions as Chief Financial Officer and Treasurer of Senmiao. Ms. Zhu will remain with the Company as Chief Financial Officer of Sichuan Senmiao Ronglian Technology Co., Ltd., Senmiao’s Chinese operating entity.

“We are very excited to welcome Xiaoyuan and her expertise to our management team. She is a highly qualified accountant with significant experience in public company auditing. We believe she brings to Senmiao important financial acumen and experience in helping public companies across multiple industries, and we are very much looking forward to working with her,” said Xi Wen, Chairman, Chief Executive Officer and President of Senmiao.

Ms. Zhang joined Senmiao from Ernst & Young Hua Ming LLP where she had served as senior auditor and assurance manager since October 2010. Ms. Zhang received her bachelor’s degree with double majors in Accounting and Law from Southwestern University of Finance and Economics in 2010 and is a Certified Public Accountant in China.

About Senmiao

Headquartered in Chengdu, Sichuan Province, Senmiao operates an online lending platform, www.ihongsen.com, that connects Chinese investors with individual and small-to-medium-sized enterprise borrowers. For more information about the Company, please visit: www.ihongsen.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the appointment and qualifications of the Company’s new Chief Financial Officer and Treasurer described in this press release, plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may, “will, “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, the following:  the risk that the anticipated benefits of the new Chief Financial Officer may not be realized; the Company’s future business development; product and service demand and acceptance; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; government regulations; fluctuations in general economic and business conditions in China and assumptions underlying or related to any of the foregoing and other risks contained in reports filed by the Company with the Securities and Exchange Commission.  For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For more information, please contact:

At the Company:

Julie Zhu

Email: julie@ihongsen.com

Phone: +86-181-9085-0098

Investor Relations:

Tony Tian, CFA

Weitian Group LLC

Email: ttian@weitianco.com

Phone: +1-732-910-9692